HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5795 - PremierSolutions Standard (Series A)

333-151805        HV-6776 - Premier Innovations(SM)

Supplement dated February 9, 2012 to your Prospectus

FUND NAME CHANGE

MARSHALL MID-CAP VALUE FUND – CLASS Y

Effective immediately, the following name change is made to your Prospectus:

Old Name	New Name

Marshall Mid-Cap Value Fund - Class Y	BMO Mid-Cap Value Fund - Class Y

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.